UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
September 8, 2020
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Zscaler, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-38413 (Commission File Number)	26-1173892 (I.R.S. Employer Identification Number)
120 Holger Way San Jose, California 95134
(Address of principal executive offices and zip code)
(408) 553-0288
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Common Stock, $0.001 Par Value	ZS	The Nasdaq Stock Market LLC

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On September 9, 2020, Zscaler, Inc. (“Zscaler” or the “Company”) issued a press release announcing its financial results for the fourth fiscal quarter and fiscal year ended July 31, 2020. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
The information contained in this Item 2.02 and Item 9.01 in this Current Report on Form 8-K, including the accompanying Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Transition in Role of Chief Strategy Officer
Effective September 8, 2020, Manoj Apte, our Chief Strategy Officer, transitioned to a role more focused on new product innovations and strategy rather than the broader role he maintained prior to the transition.
(e) Fiscal Year 2021 Cash Compensation
On September 8, 2020, the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) approved terms of cash compensation for fiscal year ending July 31, 2021 (“Fiscal 21”) for the Company's named executive officers identified below in the amounts reflected below:

Name and Title	Base Salary	Target Bonus
Remo Canessa, Chief Financial Officer	$375,000	$250,000
Amit Sinha, President of R&D, Operations and Customer Service, Chief Technology Officer	$375,000	$250,000
Robert Schlossman, Chief Legal Officer and Secretary	$325,000	$165,000
All changes were effective August 1, 2020, the first day of Fiscal 21.
Also on September 8, 2020 and in connection with the settlement and issuance of restricted stock units under a performance stock unit award previously granted to Jay Chaudhry, the Company's Chief Executive Officer, the Compensation Committee agreed to reimburse Mr. Chaudhry's filing fee in the amount of $280,000 under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, such final amount to include a tax gross-up for imputed income.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated September 9, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zscaler, Inc.

September 9, 2020	/s/	Remo Canessa
Remo Canessa
Chief Financial Officer